NuScale Power Reschedules Release of Fourth Quarter and Full Year 2024 Earnings Results and Conference Call CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, today announced it has rescheduled its previously announced earnings conference call. The company will now host a conference call to review fourth quarter and full year 2024 results on Monday, March 3, 2025, at 6:00 p.m. ET, following the filing of our 10K. The conference call may be accessed by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Events & Presentations page of the company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements and Summary of Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023 and under similar headings in subsequent filings with the U.S. Securities and Exchange Commission. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com

Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com